UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2013

ALTRA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201 Braintree, Massachusetts	02184
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 917-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Purchase of Svendborg Brakes A/S and S.B. Patent Holding APS

On November 6, 2013, Altra Holdings, Inc. (the “Company”) and certain of its subsidiaries entered into a Purchase Agreement (the “Purchase Agreement”) with Friction Holding A/S (“Friction Holding”) to acquire all of the issued and outstanding shares of each of Svendborg Brakes A/S and S.B. Patent Holding APS. The purchase price is 80.1 million Euros, payable in cash, less the cash remaining on the balance sheet at closing, which is payable upon completion of the acquisition.

The Purchase Agreement contains representations, warranties, and covenants that we believe are customary for a transaction of this size and type, as well as indemnification provisions subject to specified limitations. The closing of the transaction is subject to several customary closing conditions, including receipt of required regulatory approvals, and is expected to take place during the fourth quarter of 2013.

The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to the actual Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for its fiscal year ending December 31, 2013.

Item 7.01 Regulation FD Disclosure.

On November 6, 2013, the Company issued a press release announcing the execution of the Purchase Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On November 7, 2013, the Company will make a presentation during the investor conference call regarding the Svendborg acquisition. The slides that will accompany the presentation are furnished in this Current Report on Form 8-K, pursuant to this Item 7.01, as Exhibit 99.2, and are incorporated herein by reference.

The information in this Item 7.01 of Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description

99.1	Press release of Altra Holdings, Inc., dated November 6, 2013

99.2	Slides to be used during investor conference call on November 7, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altra Holdings, Inc.

/s/ Glenn E. Deegan
Name:	Glenn E. Deegan
Title:	Vice President, Legal and Human Resources, General Counsel and Secretary

Date: November 7, 2013

EXHIBIT INDEX

Exhibit No	Description

99.1 99.2	Press release of Altra Holdings, Inc., dated November 6, 2013 Slides to be used during investor conference call on November 7, 2013